UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

August 9, 2006

INTEGRATED PERFORMANCE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

New York	000-30794	11-3042779
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

901 Hensley Lane Wylie, Texas	75098
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 291-1427

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On August 9, 2006, the Registrant issued a press release, a copy of which is attached to the Form 8-K as Exhibit 99, announcing a delay in the special shareholders meeting.

Item 9.01   Financial Statements and Exhibits.
(d)	Exhibits.

Number		Description
99		Press release issued by Integrated Performance Systems, Inc. on August 9, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INTEGRATED PERFORMANCE SYSTEMS, INC.

Dated: August 10, 2006	By:	/s/ BRAD J. PETERS
	Name:	Brad J. Peters
	Title:	Vice President and Chief Financial Officer